SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report: September 6, 2002

Date of earliest event reported: September 6, 2002

Pfizer Inc.

(Exact name of registrant as specified in its charter)
Delaware (State or other jurisdiction of incorporation)	1-3619 (Commission File Number)	13-5315170 (I.R.S. Employer Identification No.)

235 East 42nd Street New York, New York (Address of principal executive offices)	10017 (Zip Code)

Registrant's telephone number, including area code:

(212) 573-2323

Item 7(c). Exhibits

Exhibit 99 - Press Release of Pfizer Inc. dated September 6, 2002.

Item 9. Regulation FD Disclosure

On September 6, 2002, Pfizer Inc. issued a press release which is included as Exhibit 99 and is incorporated by reference.

SIGNATURE

Under the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the authorized undersigned.

PFIZER INC. By: /s/MARGARET M. FORAN Name: Margaret M. Foran Title: Secretary; Vice President - Corporate Governance

Dated: September 6, 2002

Exhibit Index
Exhibit No.	Description
99	Press Release dated September 6, 2002.